OTHER LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2018
Disclosure of other liabilities [Abstract]
Schedule of detailed information about other liabilities
Other liabilities are comprised of the following for the years ended:

	December 31, 2018	December 31, 2017
	$	$
Deferred compensation (1)	2,561	939
Amounts due to former shareholders of Polyair (2)	1,653	—
Other	1,010	1,017
	5,224	1,956

(1)	Refer to Note 18 for additional information on other long-term employee benefit plans.

(2)
Represents amounts payable to the former shareholders of Polyair relating to estimated income tax benefits as a result of the Company's payment of certain deal-related costs on behalf of Polyair. Refer to Note 17 for additional information on the purchase of Polyair and the amounts due to its former shareholders.